UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2009 (August 7, 2009)

HOSPITALITY PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-11527	04-3262075
(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

617-964-8389
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On August 7, 2009, Hospitality Properties Trust, or the Company, agreed to sell $300,000,000 aggregate principal amount of its 7.875% Senior Notes due 2014, or the Notes, in a public offering. The Notes are expected to be issued on August 12, 2009, and will be issued under a supplemental indenture to the Company’s indenture dated February 25, 1998.  The Notes will be senior unsecured obligations of the Company and will have substantially the same covenants as the Company’s other outstanding senior unsecured notes issued under that indenture, except that the Company’s Total Unencumbered Assets/Unsecured Debt covenant applicable to the Notes requires it to maintain Total Unencumbered Assets (as defined in the supplemental indenture) of at least 150% of Unsecured Debt (as so defined).  The Company expects to use the estimated $295 million net proceeds from this offering to reduce amounts outstanding under its revolving credit facility.

A prospectus supplement relating to the Notes will be filed with the Securities and Exchange Commission. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS REPORT CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS, INCLUDING WITH RESPECT TO THE COMPANY’S ISSUANCE OF THE NOTES AND ITS INTENDED USE OF THE PROCEEDS.  THESE FORWARD LOOKING STATEMENTS ARE BASED ON THE COMPANY’S PRESENT EXPECTATIONS, BUT THESE STATEMENTS AND THE IMPLICATIONS OF THESE STATEMENTS ARE NOT GUARANTEED.  YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.  EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

1.1           Underwriting Agreement dated as of August 7, 2009, between Hospitality Properties Trust and the underwriters named therein, pertaining to $300,000,000 in aggregate principal amount of 7.875% Senior Notes due 2014.

4.1           Form of Supplemental Indenture No. 13 between Hospitality Properties Trust and U.S. Bank National Association, including the form of 7.875% Senior Notes due 2014.

5.1           Opinion of Sullivan & Worcester LLP.

5.2           Opinion of Venable LLP.

8.1           Opinion of Sullivan & Worcester LLP re: tax matters.

23.1         Consent of Sullivan & Worcester LLP (contained in Exhibits 5.1 and 8.1).

23.2         Consent of Venable LLP (contained in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPITALITY PROPERTIES TRUST

By:	/s/ Mark L. Kleifges
Mark L. Kleifges
Treasurer and Chief Financial Officer
Dated: August 7, 2009